EXHIBIT a(1)(B)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK

AND ASSOCIATED COMMON STOCK PURCHASE RIGHTS

of

NORSTAN, INC.

PURSUANT TO THE OFFER TO PURCHASE DATED DECEMBER 23, 2004

by

SF ACQUISITION CO.,

a wholly owned subsidiary

of

BLACK BOX CORPORATION.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON MONDAY, JANUARY 24, 2005, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Wells Fargo Bank, N.A.

by mail:	by hand or overnight courier:
Wells Fargo Bank, N.A. Shareowner Services Corporate Actions Department P.O. Box 64858 St. Paul, Minnesota 55164-0858	Wells Fargo Bank, N.A. Shareowner Services Corporate Actions Department 161 North Concord Exchange South St. Paul, Minnesota 55075

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal where indicated on page 3, with signature guarantee, if required. If you are a U.S. holder, you must complete the Substitute Form W-9 provided on page 4. If you are a non-U.S. holder, you must obtain and complete a Form W-8BEN or other Form W-8, as applicable.

The instructions beginning on page 8 should be read carefully before you complete this Letter of Transmittal.

DESCRIPTION OF SHARES OF COMMON STOCK AND ASSOCIATED RIGHTS TENDERED

Certificate(s) and Share(s) Tendered

(attach additional signed list, if necessary)

Name(s) and address(es) of Registered Holder(s)		Total Number of
(If blank, please fill in exactly	Certificate	Shares Represented by	Number of Shares
as name(s) appear(s) on certificate(s).)	Number(s)*	Certificate(s)*	Tendered**

Total Shares Tendered

*	Need not be completed by shareholders who deliver Shares (as defined below) by book-entry transfer.

**	Unless otherwise indicated, all Shares represented by Certificates (as defined below) delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

      This Letter of Transmittal is to be used by shareholders of Norstan, Inc. if Certificates (as defined below) for Shares (as defined below) are to be forwarded with this Letter of Transmittal. An Agent’s Message (as defined in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase) is to be utilized if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the “Book-Entry Transfer Facility”) and pursuant to the procedures set forth under Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase. Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Depositary.

      Holders of Shares whose certificates for such Shares (the “Certificates”) are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 — “Terms of the Offer” of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase. See Instruction 1.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If Delivered by Book-Entry Transfer to the Book-Entry Transfer Facility, check box: ☐

Account Number:

Transaction Code Number:

Note: signature(s) must be provided below.

Please read the instructions in this Letter of Transmittal carefully.

IMPORTANT

SHAREHOLDER: SIGN HERE
(And Please Complete Substitute Form W-9 on Page 4)
(Non U.S. Holders Please Obtain and Complete Form W-BEN or other Form W-8)

Signature(s) of Holder(s)

Dated:

      Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 1 and 5.

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or

Social Security No.:

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only — See Instructions 1 and 5)

Authorized Signature

Name (Please Print)

Name of Firm

Address

Zip Code

(Area Code) Telephone No.

Dated:

      The Substitute Form W-9 BELOW must be completed and signed. Please provide your Social Security Number or other Taxpayer Identification Number and certify that you are not subject to backup withholding.

SUBSTITUTE

Form W-9
Department of the Treasury
Internal Revenue Service

Payer’s Request for Tax Payer

Identification Number (“TIN”) and Certification

Name:

Please check the appropriate box indicating your status:

Individual/ Sole proprietor ☐

Corporation ☐

Partnership ☐

Other ☐	Exempt from backup

withholding ☐

Address

(number, street, and apt. or suite no.):

City, state, and ZIP code:

Part 1— TIN — PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT.
For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION.”	Social Security No. OR Employer Identification No.

Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION.”

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	Date

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Certificate(s) representing Shares not tendered or accepted for payment and/or the check for the purchase price of the Shares accepted for payment are to be issued in the name of and sent to someone other than the undersigned.

Issue ☐ check and/or ☐ Certificates to:

Name(s)

(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(also complete Substitute Form W-9 above)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Certificate(s) representing Shares not tendered or accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail ☐ check and/or ☐ Certificates to:

Name(s)

(Please Print)

Address

(Include Zip Code)

IF YOU HAVE LOST YOUR SHARE CERTIFICATE(S), PLEASE CALL WELLS FARGO BANK, N.A. AT (800) 468-9716 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST CERTIFICATE(S).

Ladies and Gentlemen:

      The undersigned hereby tenders to SF Acquisition Co., a Minnesota corporation (“Purchaser”) and a wholly owned subsidiary of Black Box Corporation, a Delaware corporation (“Black Box”), pursuant to the Offer to Purchase, dated December 23, 2004 (the “Offer to Purchase”), the above-described shares of common stock, $0.10 par value per share (“Company Common Stock”), of Norstan, Inc., a Minnesota corporation (“Norstan”), including the associated common stock purchase rights (the “Rights”) issued pursuant to the Amended and Restated Rights Agreement, dated April 1, 1998, between Norstan and Norwest Bank Minnesota, National Association, as amended, upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”). Throughout this Letter of Transmittal, the terms “Share” or “Shares” shall mean outstanding shares of Company Common Stock together with the Rights. Receipt of the Offer is hereby acknowledged.

      Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after December 23, 2004 (collectively, “Distributions”) and irrevocably constitutes and appoints Wells Fargo Bank, N.A. (the “Depositary”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (“Certificates”) and all Distributions or transfer ownership of such Shares and all Distributions on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of Norstan, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions.

      The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered by this Letter of Transmittal which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of Norstan (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney are coupled with an interest in the Shares tendered by this Letter of Transmittal, are irrevocable and are granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares). The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares, including, without limitation, voting at any meeting of Norstan’s shareholders then scheduled.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned, upon request, shall execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned. All obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable. See Section 4 — “Withdrawal Rights” of the Offer to Purchase.

      The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under Section 3 — “Procedures for Accepting the Offer and Tendering Shares” and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered by this Letter of Transmittal.

      Unless otherwise indicated in this Letter of Transmittal in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares accepted for payment, and return all Certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares of Common Stock and Associated Rights Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares accepted for payment and all Certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above. In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instruction” are both completed, please issue the check for the purchase price of all Shares accepted for payment and return all Certificates not accepted for payment or not tendered in the name(s) of, and mail such check and Certificates to, the person(s) so indicated. Please credit any Shares tendered by this Letter of Transmittal and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) of such Shares if Purchaser does not purchase any of the Shares tendered by this Letter of Transmittal.

INSTRUCTIONS

(Forming part of the terms and conditions of the Offer)

      To complete this Letter of Transmittal, you must do each of the following:

•	Fill in the box captioned “Description of Shares of Common Stock and Associated Rights Tendered” on page 1.

•	Sign and date the Letter of Transmittal on the line marked “SHAREHOLDER: SIGN HERE” on page 3.

•	Fill in and sign the box entitled “Substitute Form W-9” on page 4.

      In completing the Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want the payment for any Shares accepted for payment by the Purchaser issued in the name of another person, complete the box captioned “Special Payment Instructions” on Page 5.

•	If you want any Certificate for Shares not tendered or accepted for payment issued in the name of another person, complete the box captioned “Special Payment Instructions” on Page 5.

•	If you want any payment for Shares accepted for payment or Certificates for Shares not tendered or accepted for payment by the Purchaser delivered to an address other than that appearing under your signature, complete the box captioned “Special Delivery Instructions” on page 5.

      If you complete the box captioned “Special Payment Instructions” or “Special Delivery instructions,” you must have your signature guaranteed by an Eligible Institution (defined below) unless the Letter of Transmittal is signed by an Eligible Institution. See Instruction 1 below.

      1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box captioned “Special Payment Instructions” or the box captioned “Special Delivery Instructions” or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

      2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders if Certificates are to be forwarded herewith. If an Agent’s Message is utilized, Shares are to be delivered pursuant to the procedure for tender by book-entry transfer set forth in Section 3 — “Procedure for Tendering Shares” in the Offer to Purchase. Certificates evidencing tendered Shares, or timely confirmation (a “Book-Entry Confirmation”) of a book-entry transfer of Shares into the Depositary’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message (as defined in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase) in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date (as defined in Section 1 — “Terms of Offer” of the Offer to Purchase). Shareholders whose Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 — “Procedure for Tendering Shares” in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Information Agent, must be received by the Depositary prior to the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation (as defined in Section 3 — “Procedure for Tendering Shares” of the Offer to

Purchase)) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

      The method of delivery of this Letter of Transmittal, Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering shareholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, receipt of a Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be exchanged. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

      3. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

      4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all of the Shares evidenced by any Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In this case, new Certificates for the Shares that were evidenced by your old Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date (as defined in Section 1 — “Terms of the Offer” of the Offer to Purchase). All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

      If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

      If this Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be made or Certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holders. Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signature(s) on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

      6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the shareholder will pay all stock transfer taxes with respect to the transfer and sale of any Shares to Purchaser or upon its order pursuant to the Offer. If, however, payment of the cash is to be made to, and/or Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holders or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares exchanged unless evidence satisfactory to the Depositary of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) evidencing the Shares tendered hereby.

      7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or Certificates for Shares not tendered or not accepted for payment are to be issued to a person other than the signer of this Letter of Transmittal or if a check and/or such Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

      8. Substitute Form W-9. A tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided on page 4, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax or, alternatively, to establish another basis for exemption from backup withholding. If a tendering shareholder is subject to backup withholding, the shareholder must cross out Item (2) of Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty imposed by the Internal Revenue Service and to federal income tax backup withholding at the applicable federal withholding rate of any payments made to the shareholder or other payee, but such withholdings will be refunded if the tendering shareholder provides a TIN within 60 days.

      Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

      9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8 and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to Georgeson Shareholder Communications, Inc., the Information Agent for the Offer, at (877) 868-4997, or from brokers, dealers, commercial banks or trust companies.

      10. Waiver of Conditions. Subject to the terms and conditions of the Offer, Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

      11. Lost, Destroyed or Stolen Certificates. If any Certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify Wells Fargo Bank, N.A. in its capacity as transfer agent for the Shares at (800) 468-9716. The shareholder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

      Important: This Letter of Transmittal together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either Certificates for tendered Shares must be received by the Depositary or Shares must he delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

      Under the federal income tax law, unless an exemption applies, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder’s correct TIN on the Substitute Form W-9 above. If such shareholder is an individual, the TIN is such shareholder’s Social Security Number. If a tendering shareholder is subject to backup withholding, such shareholder must cross out Item (2) of Part 2 on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding at the fourth lowest rate of tax applicable to unmarried individuals (the “Withholding Rate”).

      Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate and properly completed IRS Form W-8, attesting to that individual’s exempt status. Such a Form W-8 may be obtained from the Depositary. Exempt shareholders, other than foreign individuals, should furnish their TIN, write “Exempt” in Part 2 of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Depositary is required to withhold a percentage of any reportable payments made to the shareholder at the withholding rate. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

      To prevent backup withholding on payments that are made to a shareholder with respect to Shares exchanged pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder’s correct TIN (or the TIN of another payee) by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN).

What Number to Give the Depositary

      The shareholder is required to give the Depositary the TIN (e.g., Social Security Number or Employer Identification Number) of the record holder of the Shares. If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

      You may direct questions and requests for assistance to the Information Agent at its address and telephone numbers set forth below. You may obtain additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials from the Information Agent and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

      The Information Agent for the Offer is:

17 State Street, 10th Floor

New York, New York 10004
Shareholders Call Toll-Free (877) 868-4997
Banks and Brokers Call (212) 440-9800